Exhibit 99.2

ISEMBYLD (apitegromab-mstn) FDA Approval Conference Call September 14, 2026 © 2026 Scholar Rock, Inc. All rights reserved.

2 Forward-Looking Statements Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock Holding Corporation and Scholar Rock, Inc. (collectively, “Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding the U.S. commercial launch of ISEMBYLD, the potential approval and launch of apitegromab in Europe and other geographies, the anticipated benefits of ISEMBYLD for patients with SMA, the Company's business strategy, plans and prospects, its growth, strategy, cash runway, progress and timing of its clinical trials and development programs for apitegromab, including its subcutaneous formulation, including the timing of any regulatory submissions, decisions and anticipated approvals, the therapeutic potential, clinical benefits and safety of ISEMBYLD and any product candidates; expectations regarding commercial launch timing, and the achievement of important milestones, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the potential therapeutic benefit of ISEMBYLD; the Company's ability to successfully commercialize ISEMBYLD in the U.S.; the Company's ability to obtain and maintain regulatory approval of apitegromab in other jurisdictions; risks related to market acceptance, competition, pricing, reimbursement and access; manufacturing and supply chain risks; that preclinical and clinical data, including the results from the Phase 2 or Phase 3 clinical trial of apitegromab, data from any ongoing or future trials of apitegromab, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidates; Scholar Rock’s ability to manage expenses or provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline; information provided or decisions made by regulatory authorities; competition from third parties that are developing products for similar uses; Scholar Rock’s ability to obtain, maintain and protect its intellectual property; the success of Scholar Rock’s current and potential future collaborations; Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials; Scholar Rock’s ability to obtain additional funding when needed to support its business activities; its ability to receive priority or expedited regulatory review or to obtain regulatory approval of apitegromab; its ability to expand globally and the anticipated commercial launch in the United States of apitegromab in 2026; as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this presentation is as of the date of this presentation, and Scholar Rock undertakes no duty to update this information unless required by law. This presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Apitegromab has not been approved for any use by any regulatory agency other than the FDA. © 2026 Scholar Rock, Inc. All rights reserved.

ISEMBYLD FDA Approval David L. Hallal Chairman & Chief Executive Officer © 2026 Scholar Rock, Inc. All rights reserved.

4 SMA, Spinal Muscular Atrophy. FIRST AND ONLY muscle-targeted therapy for adults and children ≥2 years of age with SMA FDA APPROVED NOW © 2026 Scholar Rock, Inc. All rights reserved.

5 Ushering in the next phase of innovation for the SMA community 1. ISEMBYLD prescribing information. HMFSE, Hammersmith Functional Motor Scale-Expanded. *Nominal p-value ISEMBYLD (apitegromab-mstn) is indicated for the treatment of spinal muscular atrophy (SMA) in adults and children 2 years of age and older who are currently receiving a survival motor neuron 2 (SMN2)-targeted treatment1 U.S. LAUNCH NOW UNDERWAY LOSS OF MOTOR FUNCTION GAIN OF MOTOR FUNCTION +2.2 POINT IMPROVEMENT IN HMFSE (p=0.0121*) © 2026 Scholar Rock, Inc. All rights reserved.

6 WORKING TO BRING TO SMA PATIENTS GLOBALLY Building a 50-country operating platform to serve patients with rare, severe neuromuscular diseases UNITED STATES EUROPE REST OF WORLD Pending regulatory approvals outside the United States. © 2026 Scholar Rock, Inc. All rights reserved. 6 JAPAN

ISEMBYLD FDA Approval and Clinical Program Akshay Vaishnaw, M.D., Ph.D. President of R&D © 2026 Scholar Rock, Inc. All rights reserved.

8 FIRST AND ONLY FDA-approved myostatin inhibitor FDA APPROVED NOW © 2026 Scholar Rock, Inc. All rights reserved.

9 Motor neuron loss and muscle atrophy in SMA lead to progressive muscle weakness SMA, Spinal muscular atrophy; SMN, Survival motor neuron. Figure adapted from: SMA Foundation Overview. http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf. HEALTHY MOTOR UNIT MOTOR UNIT IN SMA Healthy Motor Neuron Latent Myostatin Inhibition SMN2-TARGETED TREATMENT MUSCLE-TARGETED THERAPY Degenerating Motor Neuron Muscle Atrophy Healthy Muscle © 2026 Scholar Rock, Inc. All rights reserved.

ISEMBYLD™ has been rigorously studied in children and adults with SMA

Apitegromab clinical development program

PHASE 1 — PHASE 1

PARTICIPANTS
Healthy volunteers, N=40

PURPOSE
Dose-finding in healthy volunteers

KEY FINDING
Showed robust target engagement and acceptable safety[1]

PHASE 2 — TOPAZ

PARTICIPANTS
Ambulatory and non-ambulatory SMA, N=58, ages 2-21

PURPOSE
Characterize safety experience over 4 years

KEY FINDING
Showed preliminary evidence of efficacy with an SMN-targeted treatment[2,3]

PHASE 3 — SAPPHIRE

PARTICIPANTS
Non-ambulatory SMA, N=188, ages 2-21

PURPOSE
Placebo-controlled pivotal study to assess:

- Efficacy
- Safety

KEY FINDING
Demonstrated statistically significant motor function improvement over placebo with an SMN-targeted treatment[4,5]

EXTENSION — ONYX

PARTICIPANTS
TOPAZ & SAPPHIRE patients

PURPOSE
Open-label Phase 3 Extension, capturing additional:

- Efficacy
- Safety

ONGOING

PHASE 2 — OPAL

PARTICIPANTS
Children <2 years with SMA

PURPOSE
To determine safety and efficacy in young children, including those treated with SMN1-targeted treatment (Zolgensma™)

ONGOING

ISEMBYLD showed a **gain in motor function** while placebo was associated with a **loss in motor function**

SMA, Spinal Muscular Atrophy; SMN, Survival Motor Neuron. 1. Barrett D, et al. Adv Ther 2021;38;3203-3222. 2. Crawford TO, et al. Front Neurol 2024: 15:1419791. 3. Crawford TO, et al. Presented at World Muscle Society, Oct 8-12, 2024. 4. Crawford, TO, et al. Lancet Neurol. 2025 Sep; 24(9):727-739. 5. ISEMBYLD™ Prescribing Information.

© 2026 Scholar Rock, Inc. All rights reserved.

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11 Positive Phase 3 trial demonstrates robust, clinically meaningful benefit of ISEMBYLD in children and adults living with SMA HFMSE, Hammersmith Functional Motor Scale-Expanded; SMA, Spinal Muscular Atrophy; SMN, Survival Motor Neuron. *Nominal p-value; Based on ISEMBYLD 10 mg/kg + SMN-targeted therapy (nusinersen or risdiplam) versus placebo + SMN-targeted therapy. Change from baseline in HFMSE total score at 1 year with +1.0 change from baseline for ISEMBYLD 10 mg/kg vs. - 1.2 change from baseline for the placebo. Population aged 2 – 12 years. ISEMBYLD prescribing information. © 2026 Scholar Rock, Inc. All rights reserved. Percentage of patients experiencing a ≥3 point improvement in HFMSE total score at 52 weeks P=0.0125 (nominal)* Placebo with SMN2-targeted treatment (n=50) 13.5% ISEMBYLD (10mg/kg) with SMN2-targeted treatment (n=53) 34.2% Percentage ≥3 point increase in HFMSE 40 35 30 25 20 15 10 5 0 HFMSE IMPROVEMENT with ISEMBYLD and an SMN2- targeted treatment compared to SMN2-targeted treatment alone (n=103) 2.2 POINT (p=0.0121*)

12 *Occurring in ≥20% of ISEMBYLD-treated patients and more frequently than in placebo. An increased risk of fractures, including serious fractures, was observed with ISEMBYLD. All AEs were coded using the MedDRA (Medical Dictionary for Regulatory Activities Terminology) version 26.1. ISEMBYLD well-established safety profile MOST COMMON ADVERSE REACTIONS* (AEs) ISEMBYLD 10 MG/KG (n = 53) % PLACEBO (n = 50) % Upper respiratory tract infections 66 54 Vomiting 30 16 Cough 28 22 Other viral infections 26 16 Headache 23 16 Gastroenteritis 23 8 Pharyngitis 21 14 Hypersensitivity 21 16 Children and adults with SMA have been studied 246 Total time on ISEMBYLD for longest treated patients MORE THAN 7YEARS Patient-years of safety data in SMA 900+ Participants in TOPAZ and SAPPHIRE entered the ONYX long-term extension study 99% © 2026 Scholar Rock, Inc. All rights reserved.

ISEMBYLD U.S. Launch Keith Woods Chief Operating Officer © 2026 Scholar Rock, Inc. All rights reserved.

14 Persistent and progressive muscle atrophy is a critical unmet need in SMA despite SMN-targeted treatments 1 Parsons JA, et al. Ann Clin Transl Neurol. 2025;0:1–16. © 2026 Scholar Rock, Inc. All rights reserved. Continue to experience persistent and progressive muscle atrophy that limits both function and independence1 ~95% OF PATIENTS THE FUTURE OF SMA TREATMENT TARGETS BOTH MOTOR NEURON + MUSCLE LOSS OF MOTOR FUNCTION GAIN OF MOTOR FUNCTION

15 SMA, Spinal Muscular Atrophy; SMN, Survival Motor Neuron. © 2026 Scholar Rock, Inc. All rights reserved. U.S. LAUNCH UNDERWAY 6,600 Children and adults with SMA in the U.S. receiving an SMN2-targeted treatment 2,600 PRESCRIBING PHYSICIANS 140 TREATMENT CENTERS COMPELLING CLINICAL BENEFIT EXPECT STEADY AND CONSISTENT ISEMBYLD NEW PATIENT STARTS OVER TIME

16 Scholar Rock Supports patient support program designed to offer personalized, comprehensive services to patients and caregivers *For eligible patients © 2026 Scholar Rock, Inc. All rights reserved. Disease & Treatment Education Insurance Navigation Infusion Day Logistics Caregiver Support Financial Assistance*

Establishing broad and reliable access to ISEMBYLD™

EXPECTED PAYER MIX

~50%


COMMERCIAL
GOVERNMENT

~50%

CONSIDERATIONS IN PRICING ISEMBYLD

- **EXTREME RARITY**: ~6,600 patients with SMA on an SMN2-targeted treatment in the U.S.
- **SEVERITY**: devastating and progressive disease, despite the use of chronic SMN-targeted treatments
- **ISEMBYLD COMPELLING CLINICAL BENEFIT**: Loss of motor function to gain of motor function demonstrated in Phase 3 SAPPHIRE study

SMA, Spinal Muscular Atrophy. SMN, Survival Motor Neuron.

© 2026 Scholar Rock, Inc. All rights reserved.

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18 Ready to serve the SMA community in the U.S. with ISEMBYLD Available for infusion in coming days Centers of Excellence, infusion centers, or the patient’s home COMMERCIAL SUPPLY SITE OF CARE © 2026 Scholar Rock, Inc. All rights reserved. Optionality for patients, caregivers, providers, and payers DISTRIBUTION NETWORK

Financial Update Vikas Sinha Chief Financial Officer © 2026 Scholar Rock, Inc. All rights reserved.

20 Strong financial position Additional $150 million available under debt facility 1 Rare Pediatric Disease Priority Review Voucher Scholar Rock intends to monetize 2 3 Begin to recognize revenue from ISEMBYLD $492M IN CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES AS OF JUNE 30, 2026 PRIORITIZED INVESTMENTS © 2026 Scholar Rock, Inc. All rights reserved. ISEMBYLD launch in U.S. Strengthening supply chain Launch readiness in Europe and Japan Highly innovative clinical programs

21 SMA, Spinal Muscular Atrophy. FIRST AND ONLY muscle-targeted therapy for adults and children ≥2 years of age with SMA FDA APPROVED NOW © 2026 Scholar Rock, Inc. All rights reserved.

ir@scholarrock.com media@scholarrock.com www.scholarrock.com THANK YOU © 2026 Scholar Rock, Inc. All rights reserved.